UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 83001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 810-7422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

August Financing

On August 26, 2024, Brand Engagement Network Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company will issue and sell to the Purchasers an aggregate of 1,185,000 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at a price per share of $5.00 (the “Shares”), subject to customary adjustments, for an aggregate purchase price of $5,925,000 (collectively, the “Financing”).

On August 26, 2024 (the “Initial Closing Date”), the Company will issue to the Purchasers an aggregate of 50,000 Shares and the Purchasers shall pay to the Company an aggregate of $250,000. Additionally, the Company will issue the remaining 1,135,000 Shares to an escrow account (the “Share Escrow Account”) on the books of the Company’s transfer agent. Following the Initial Closing Date, the Purchasers shall be required to pay to the Company monthly cash installments (each, a “Required Funding”) in the amounts and on the dates (each, a “Funding Deadline”) set forth below. For every $5.00 paid to the Company, the Company will release one Share from the Share Escrow Account to the Purchasers.

Required Funding	Funding Deadline
$250,000	September 5, 2024
$500,000	October 5, 2024
$800,000	November 5, 2024
$825,000	December 5, 2024
$875,000	January 5, 2025
$875,000	February 5, 2025
$875,000	March 5, 2025
$675,000	April 5, 2025

In the event a Purchaser fails to make its portion of any Required Funding by the Funding Deadline, the entirety of such Purchaser’s commitment under the Purchase Agreement shall become immediately due and payable.

The Company has agreed to make commercially reasonable efforts to file a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares within 20 days of the execution of the Purchase Agreement and will take commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible thereafter. The Purchase Agreement contains representations and warranties of the Company and the Purchasers that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

Upon the receipt of an aggregate of $3,250,000 of actual cash proceeds from the Financing, that certain Letter Agreement to Exercise Warrants, dated May 28, 2024 by and between the Company and certain of purchasers signatory thereto, previously disclosed on the Current Report on Form 8-K filed by the Company on May 29, 2024, will terminate automatically.

The Shares were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

Assignment Agreement

In connection with the Financing, on August 26, 2024 (the “Assignment Effective Date”), the Company entered into that certain share assignment and lockup release agreement (the “Assignment Agreement”) with certain members of DHC Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and certain other existing stockholders and affiliates of the Company (collectively, the “Sponsor Members” and each a “Sponsor Member”) and the Purchasers, pursuant to which, as an inducement to enter into the Purchase Agreement, the Purchasers assumed, all of the Sponsor Members’ rights, title and interest in an aggregate of 1,185,000 shares of Common Stock (the “Sponsor Securities”) held by Sponsor on their behalf as of the Assignment Effective Date (the “Assignment”). In exchange for the Assignment by the Sponsor Members of the Sponsor Securities to the Purchasers, the Company agreed to release 1,252,500 shares of Common Stock from certain restrictions on transfer contained in either a (i) prior letter agreement by and among the Company’s predecessor, DHC Acquisition Corp, Sponsor and the other signatories thereto or (ii) in certain lock-up agreements executed by certain of the Sponsor Members in connection with the consummation of the Company’s prior business combination.

Within five business days of the Assignment Effective Date, the Sponsor Members will transfer, an aggregate of 50,000 Sponsor Securities to the Purchasers and the remaining 1,1350,000 Sponsor Securities into the Share Escrow Account. The Sponsor Securities shall be released from the Share Escrow Account on a pro rata basis upon the making of the Required Fundings on the terms and conditions described in the Purchase Agreement. In the event a Purchaser fails to make a Required Funding contemplated by the Purchase Agreement, a pro rata portion of the Sponsor Securities shall be released from the Share Escrow Account to the Company and the Company will cancel such Sponsor Securities.

Warrant Purchase Agreement

In connection with the Financing and the Assignment Agreement, on August 26, 2024, the Company entered into that certain warrant purchase agreement (the “Warrant Purchase Agreement”) with each of the warrantholders signatory thereto (the “Warrantholders”), pursuant to which the Company issued to the Warrantholders an aggregate 960,000 warrants to purchase Common Stock (the “Warrants”), with an exercise price of $5.00 per share with an expiration period of five years from the date of issuance. Settlement of the Warrants will occur on August 26, 2024, upon which the Company will issue the Warrants registered in each Warrantholder’s name and address on the books and records of the Company in the name and account of each Warrantholder, as applicable.

The Company has agreed to make commercially reasonable efforts to file a registration statement on Form S-1 with the SEC covering the resale of the shares underlying the Warrants within 20 days of the execution of the Warrant Purchase Agreement and will take commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible thereafter. The Warrant Purchase Agreement contains representations and warranties of the Company and the Purchasers that are typical for transactions of this type. The Warrant Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The Warrants were offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

Letter Agreement

In connection with the Assignment, on August 26, 2024, the Company and the Sponsor Members entered into a letter agreement (the “Letter Agreement”) pursuant to which such Sponsor Members agreed that, from August 26, 2024, until the earliest of (i) March 14, 2025 and (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, the Sponsor Members will not (a) sell, offer to sell, contract or enter into an agreement to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or enter into an agreement to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (each of the foregoing a “Transfer”), any Common Stock of the Company or Common Stock of the Company underlying any convertible securities or securities exercisable for Common Stock of the Company held by such Sponsor Member on the date hereof, in an amount representing more than 25% of the average daily trading volume of Common Stock on the date of the Transfer as reported by Bloomberg, LP.

Standby Equity Purchase Agreement

On August 26, 2024, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, the Company shall have the right, but not the obligation, to sell to Yorkville up to $50,000,000 of the Company’s shares of Common Stock, at the Company’s request any time during the commitment period commencing on August 26, 2024 (the “SEPA Effective Date”) and terminating on the 36-month anniversary of the SEPA Effective Date. Each issuance and sale by the Company to Yorkville under the SEPA (an “Advance”) is subject to a maximum limit equal to an amount equal to 100% of the aggregate volume traded of the Company’s Common Stock on the Nasdaq Stock Market (“Nasdaq”) for the five trading days immediately preceding an Advance notice. The shares will be issued and sold to Yorkville at a per share price equal to, at the election of the Company as specified in the relevant Advance notice: (i) 96% of the Market Price (as defined below) for any period commencing on the receipt of the Advance notice by Yorkville and ending on 4:00 p.m. New York City time on the applicable Advance notice date (the “Option 1 Pricing Period”), and (ii) 97% of the Market Price for any three consecutive trading days commencing on the Advance notice date (the “Option 2 Pricing Period,” and each of the Option 1 Pricing Period and the Option 2 Pricing Period, a “Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price (“VWAP”) of the Common Stock on Nasdaq, and for any Option 2 Pricing Period, the lowest VWAP of the Common Stock on Nasdaq during the Option 2 Pricing Period. The Advances are subject to certain limitations, including that Yorkville cannot purchase any shares that would result in it beneficially owning more than 4.99% of the Company’s outstanding Common Stock at the time of an Advance or acquiring since the SEPA Effective Date under the SEPA more than 19.99% of the Company’s issued and outstanding Common Stock, as of the SEPA Effective Date (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including, where the Company has obtained stockholder approval to issue in excess of the Exchange Cap in accordance with the rules of Nasdaq or such issuances do not require stockholder approval under Nasdaq’s “minimum price rule.” Additionally, if the total number of Common Stock traded on Nasdaq during the applicable Pricing Period is less than the Volume Threshold (as defined below), then the number of shares of Common Stock issued and sold pursuant to such Advance notice will be reduced to the greater of (i) 30% of the trading volume of the Common Stock on Nasdaq during the relevant Pricing Period as reported by Bloomberg L.P., or (ii) the number of shares of Common Stock sold by Yorkville during such Pricing Period, but in each case not to exceed the amount requested in the Advance notice. “Volume Threshold” is defined as a number of shares of Common Stock equal to the quotient of (a) the number of shares in the Advance notice requested by the Company divided by (b) 0.30.

As consideration for Yorkville’s commitment to purchase the shares of Common Stock pursuant to the SEPA, the Company will pay Yorkville, (i) a structuring fee in the amount of $25,000 and (ii) a commitment fee of $500,000 by the issuance to Yorkville of an aggregate of 280,899 shares of Common Stock.

Pursuant to the SEPA, the Company is required to register all shares which Yorkville may acquire. The Company agreed to file with the SEC a Registration Statement (as defined in the SEPA) registering for resale all of the shares of Common Stock that are to be offered and sold to Yorkville pursuant to the SEPA. The Company is required to have a Registration Statement declared effective by the SEC before it can sell any shares to Yorkville pursuant to the SEPA.

The foregoing summaries of the Purchase Agreement, the Assignment Agreement, the Warrant Agreement, the Letter Agreement and the SEPA are not complete and are qualified in their entirety by reference to the full text of the form of the Purchase Agreement, the Assignment Agreement, the Warrant Purchase Agreement and the Form of Letter Agreement and the SEPA attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Report in relation to the Shares and Warrants is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dr. Richard Isaacs as a Director

On August 26, 2024, in connection with the Financing, the Board appointed Dr. Richard Isaacs as a Class I director of the Company, effective upon the Initial Closing Date to fill an existing vacancy on the Board. Dr. Isaacs will be entitled to participate in the Company’s compensation policy for non-employee directors.

Dr. Isaacs has more than 34 years of experience in the medical field and currently serves as the Dean of the College of Medicine and Senior Vice President of Medical Affairs and Chief Academic Officer at California Northstate University College of Medicine. Prior to his current role, Dr. Issacs has served with the California Northstate University College of Medicine since June 2015, including as a professor of otolaryngology. From June 2017 to May 2023, Dr. Isaacs served as the Chief Executive Officer and a Director of The Permanente Medical Group, Inc., President and Chief Executive officer of The MidAtlantic Permanente Medical Group, P.C. and Co-Chief Executive Officer of The Permanente Federation, LLC. Dr. Isaacs served as Physician-in-Chief and Chief-of-Staff of Kaiser Permanente Medical Center from April 2005 to June 2017 and served as the Chair of the Head and Neck Surgery Chiefs Group from January 2001 to March 2005. Dr. Isaacs received his B.S. from the University of Michigan and his M.D. at Wayne State University School of Medicine. Dr. Isaacs significant background in the medical field and experience with healthcare and medical technology well qualifies him to serve on our Board.

There are no arrangements or understandings, other than the Purchase Agreement, pursuant to which Dr. Isaacs is to be appointed as a director of the Company. Dr. Isaacs is not related to any existing officer or director of the Company. There are no transactions or relationships between Dr. Isaacs and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On August 26, 2024, the Company issued a press release announcing the Financing, the Warrant Purchase Agreement and the SEPA. A copy of the press release is attached as Exhibit 99.1 to this Report. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information included under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Securities Purchase Agreement, dated August 26, 2024, by and among Brand Engagement Network Inc. and certain purchasers identified on the signature pages thereto.
10.2*	Share Assignment and Lockup Release Agreement, dated August 26, 2024, by and among Brand Engagement Network Inc., certain members of DHC Sponsor, LLC, certain other existing stockholders and affiliates of the Company signatory thereto and certain purchasers identified on the exhibits thereto.
10.3*	Warrant Purchase Agreement, dated August 26, 2024, by and among Brand Engagement Network Inc. and each of the warrantholders signatory thereto.
10.4	Form of Letter Agreement, dated August 26, 2024, by and among Brand Engagement Network Inc. and certain members of DHC Sponsor, LLC and certain other existing stockholders and affiliates of the Company signatory thereto.
10.5	Standby Equity Purchase Agreement, dated August 26, 2024, by and between Brand Engagement Network Inc. and YA II PN, Ltd.
99.1	Press Release of Brand Engagement Network Inc. issued August 26, 2024 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*If indicated on the first page of such agreement, certain confidential information has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K. Such excluded information is not material and is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Chief Executive Officer

Dated: August 26, 2024